UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

Crinetics Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6055 Lusk Boulevard
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 450-6464

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 30, 2025, Crinetics Pharmaceuticals, Inc. (the “Company” or “Crinetics”) issued a press release announcing eight abstracts from its novel clinical development programs to be presented at the Endocrine Society’s Annual Meeting, ENDO 2025, which is taking place from July 12-15, 2025 in San Francisco, California. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements, including statements regarding the plans and timelines for the clinical development of atumelnant and paltusotine, including the therapeutic potential and clinical benefits or safety profile thereof; the plans and timelines for the commercial launch of PALSONIFY if approved; the potential clinical benefits of Crinetics’ TSHR antagonist, CRN12755, in patients across multiple indications, and the anticipated timing of clinical trials, registration applications or the therapeutic potential for Crinetics’ development candidates. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of known and unknown risks, uncertainties and assumptions, including, without limitation, initial or topline data that Crinetics reports may change following completion or a more comprehensive review of the data related to the clinical studies and such data may not accurately reflect the complete results of a clinical study, and the FDA and other regulatory authorities may not agree with Crinetics’ interpretation of such results; geopolitical events may disrupt Crinetics’ business and that of the third parties on which it depends, including delaying or otherwise disrupting its clinical studies and preclinical studies, manufacturing and supply chain, or impairing employee productivity; the success of Crinetics’ clinical studies and nonclinical studies; regulatory developments in the United States and foreign countries; clinical studies and preclinical studies may not proceed at the time or in the manner expected, or at all; the timing and outcome of research, development and regulatory review is uncertain, and Crinetics’ drug candidates may not advance in development or be approved for marketing; and the other risks and uncertainties described in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”). The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Additional information on risks facing Crinetics can be found under the heading “Risk Factors” in Crinetics’ periodic filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2024. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by applicable law, Crinetics does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crinetics Pharmaceuticals, Inc.

Date:	June 30, 2025	By:	/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D. President and Chief Executive Officer (Principal Executive Officer)